First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Interest Only Loans

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	26	7,369,402.08	3.09	5.893	682	80.38
6.001 - 6.500	119	32,519,384.17	13.65	6.361	670	78.47
6.501 - 7.000	274	78,295,545.50	32.86	6.832	662	80.73
7.001 - 7.500	242	65,977,760.96	27.69	7.279	654	80.21
7.501 - 8.000	139	36,697,579.07	15.40	7.767	646	82.27
8.001 - 8.500	49	11,479,412.12	4.82	8.255	635	83.70
8.501 - 9.000	26	5,679,436.00	2.38	8.759	635	85.61
9.001 - 9.500	2	238,150.00	0.10	9.432	623	82.77
10.501 - 11.000	1	30,600.00	0.01	10.875	624	100.00

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	3	120,000.00	0.05	8.796	686	75.44
50,000.01 - 100,000.00	26	2,217,734.10	0.93	7.268	659	80.37
100,000.01 - 150,000.00	94	12,014,293.25	5.04	7.250	646	78.60
150,000.01 - 200,000.00	157	27,601,818.85	11.58	7.225	654	80.74
200,000.01 - 250,000.00	152	34,235,052.97	14.37	7.200	657	80.24
250,000.01 - 300,000.00	146	40,073,181.29	16.82	7.095	659	81.54
300,000.01 - 350,000.00	84	27,120,385.11	11.38	7.134	658	79.98
350,000.01 - 400,000.00	81	30,343,649.25	12.73	7.078	659	80.67
400,000.01 - 450,000.00	54	23,122,025.78	9.70	7.142	661	81.91
450,000.01 - 500,000.00	52	25,002,979.97	10.49	6.924	659	80.01
500,000.01 - 550,000.00	13	6,788,900.00	2.85	7.338	634	86.64
550,000.01 - 600,000.00	9	5,217,249.33	2.19	6.841	669	82.02
600,000.01 - 650,000.00	6	3,751,000.00	1.57	7.060	657	76.31
650,000.01 - 700,000.00	1	679,000.00	0.28	6.750	657	84.98

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28 60 Month IO	590	166,081,047.08	69.70	7.131	658	80.47
ARM 3/27 60 Month IO	234	58,875,885.84	24.71	7.150	652	81.80
30 Year Fixed 60 Month IO	35	8,189,843.64	3.44	7.000	666	77.98
ARM 5/25 60 Month IO	19	5,140,493.34	2.16	6.807	664	83.09

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	843	230,097,426.26	96.56	7.128	657	80.87
Fixed Fully Amortizing	35	8,189,843.64	3.44	7.000	666	77.98

Total:	878	238,287,269.90	100.00	7.124	657	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Interest Only Loans

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
60	878	238,287,269.90	100.00	7.124	657	80.77

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
349 - 360	878	238,287,269.90	100.00	7.124	657	80.77

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	401	105,239,269.00	44.16	7.330	657	81.31
1	275	75,417,674.23	31.65	6.954	658	79.57
2	123	36,498,338.39	15.32	6.971	656	80.68
3	39	10,324,038.89	4.33	7.031	670	81.32
4	23	5,815,394.11	2.44	6.881	650	82.16
5	12	3,867,761.05	1.62	6.977	627	85.90
6	1	375,000.00	0.16	7.125	629	75.00
7	4	749,794.23	0.31	6.641	686	88.69

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	877	238,256,669.90	99.99	7.124	657	80.77
2	1	30,600.00	0.01	10.875	624	100.00

Total:	878	238,287,269.90	100.00	7.124	657	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Interest Only Loans

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
30.01 - 35.00	1	133,000.00	0.06	8.090	648	33.00
35.01 - 40.00	1	167,000.00	0.07	7.750	650	36.30
40.01 - 45.00	6	1,288,007.00	0.54	7.033	657	43.15
45.01 - 50.00	4	989,500.00	0.42	6.705	624	47.64
50.01 - 55.00	5	1,030,250.00	0.43	6.855	655	53.39
55.01 - 60.00	9	1,987,000.00	0.83	6.742	648	58.62
60.01 - 65.00	7	1,676,000.00	0.70	7.095	643	64.07
65.01 - 70.00	17	3,894,571.88	1.63	6.973	636	68.90
70.01 - 75.00	37	11,371,951.23	4.77	6.854	650	73.59
75.01 - 80.00	586	159,747,162.71	67.04	7.088	660	79.76
80.01 - 85.00	56	15,328,543.95	6.43	7.032	656	84.48
85.01 - 90.00	99	26,751,661.03	11.23	7.385	647	89.55
90.01 - 95.00	47	13,297,122.10	5.58	7.486	659	94.41
95.01 - 100.00	3	625,500.00	0.26	7.841	604	98.78

Total:	878	238,287,269.90	100.00	7.124	657	80.77

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
560 - 579	3	1,042,180.09	0.44	7.197	572	84.69
580 - 599	33	7,671,993.87	3.22	7.248	591	83.21
600 - 619	104	27,299,006.87	11.46	7.377	609	81.39
620 - 639	195	52,576,002.44	22.06	7.330	630	79.91
640 - 659	182	49,922,560.65	20.95	7.103	649	80.43
660 - 679	156	42,901,622.05	18.00	7.043	669	80.55
680 - 699	81	22,862,190.30	9.59	6.874	687	81.66
700 - 719	53	14,077,282.94	5.91	6.868	709	81.34
720 - 739	36	10,195,249.32	4.28	6.780	730	80.58
740 - 759	19	5,428,141.37	2.28	7.055	750	82.02
760 - 779	8	2,361,850.00	0.99	6.895	769	79.42
780 - 799	6	1,364,300.00	0.57	6.795	786	80.00
800 - 819	2	584,890.00	0.25	7.048	809	86.07

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	445	124,491,932.79	52.24	7.157	665	80.30
Cashout	423	110,713,687.36	46.46	7.078	648	81.25
Rate/Term Refinance	10	3,081,649.75	1.29	7.440	663	82.51

Total:	878	238,287,269.90	100.00	7.124	657	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Interest Only Loans

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	723	198,417,495.90	83.27	7.096	655	80.86
Condo	73	16,564,700.00	6.95	7.326	661	80.49
Townhouse	49	11,951,499.50	5.02	7.216	660	80.94
Duplex	22	7,013,274.50	2.94	7.238	665	80.72
3-4 Unit	11	4,340,300.00	1.82	7.180	690	77.34

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	562	159,262,583.54	66.84	7.286	660	80.61
Full	315	78,916,686.80	33.12	6.797	651	81.11
NIV	1	107,999.56	0.05	6.990	644	74.48

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	872	237,205,869.90	99.55	7.123	657	80.76
Non-Owner Occupied	6	1,081,400.00	0.45	7.426	685	82.05

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	738	202,274,089.07	84.89	7.085	666	80.57
B	140	36,013,180.83	15.11	7.345	604	81.88

Total:	878	238,287,269.90	100.00	7.124	657	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Interest Only Loans

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	353	119,515,575.52	50.16	7.051	657	79.66
Florida	119	27,671,034.87	11.61	7.216	663	81.16
Illinois	98	23,768,512.89	9.97	7.182	667	83.33
Maryland	50	12,304,167.73	5.16	7.302	651	82.75
Arizona	56	10,068,471.83	4.23	7.158	652	82.26
Virginia	32	9,582,323.44	4.02	7.336	650	81.17
Nevada	28	6,478,747.08	2.72	7.036	642	80.61
Washington	17	3,808,587.88	1.60	6.978	653	79.91
Massachusetts	10	3,332,732.17	1.40	7.192	643	83.81
Michigan	17	3,149,905.42	1.32	7.590	645	85.11
Oregon	16	2,883,650.00	1.21	6.997	652	82.53
New Jersey	9	2,569,822.71	1.08	7.227	662	79.38
Colorado	10	1,502,576.27	0.63	7.211	631	80.62
Texas	7	1,378,250.00	0.58	7.341	643	82.48
Minnesota	6	1,375,250.00	0.58	6.977	644	83.73
North Carolina	11	1,322,387.53	0.55	7.063	646	80.51
Rhode Island	5	1,192,650.00	0.50	7.093	668	80.94
Hawaii	4	1,180,875.00	0.50	6.628	672	70.60
Georgia	6	956,350.00	0.40	7.227	633	80.61
Wisconsin	3	712,600.00	0.30	7.348	676	82.06
Tennessee	4	703,099.56	0.30	6.744	705	79.15
New York	2	627,500.00	0.26	7.442	683	86.55
Ohio	3	456,550.00	0.19	6.199	667	79.99
Connecticut	2	454,700.00	0.19	7.072	658	82.14
Pennsylvania	4	423,850.00	0.18	7.610	658	81.80
Utah	2	285,600.00	0.12	7.069	632	80.00
New Hampshire	1	167,900.00	0.07	8.450	623	79.99
Delaware	1	149,600.00	0.06	7.800	639	80.00
Missouri	1	144,000.00	0.06	7.600	617	76.60
New Mexico	1	120,000.00	0.05	6.700	648	80.00

Total:	878	238,287,269.90	100.00	7.124	657	80.77

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	176	44,380,496.43	18.62	7.337	660	82.61
12	54	16,224,890.04	6.81	7.125	667	80.24
24	462	129,651,853.64	54.41	7.066	656	80.17
36	186	48,030,029.79	20.16	7.083	653	80.87

Total:	878	238,287,269.90	100.00	7.124	657	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Interest Only Loans

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	1	140,000.00	0.06	7.000	642	80.00
3.501 - 4.000	16	3,601,586.60	1.57	6.778	671	82.87
4.001 - 4.500	5	1,490,250.00	0.65	6.347	665	84.76
4.501 - 5.000	9	2,825,317.83	1.23	5.959	683	78.79
5.001 - 5.500	44	14,633,111.66	6.36	6.316	671	78.78
5.501 - 6.000	105	29,905,668.98	13.00	6.683	665	80.09
6.001 - 6.500	237	67,553,222.94	29.36	6.918	661	80.24
6.501 - 7.000	232	61,549,956.59	26.75	7.261	656	80.91
7.001 - 7.500	121	32,006,976.87	13.91	7.693	641	81.62
7.501 - 8.000	51	11,932,914.79	5.19	8.134	635	84.66
8.001 - 8.500	18	3,792,270.00	1.65	8.615	636	85.65
8.501 - 9.000	4	666,150.00	0.29	9.093	630	80.99

Total:	843	230,097,426.26	100.00	7.128	657	80.87

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
11.001 - 11.500	1	167,876.27	0.07	6.250	584	80.00
11.501 - 12.000	3	846,400.00	0.37	5.823	661	83.99
12.001 - 12.500	10	3,307,767.82	1.44	6.378	686	80.00
12.501 - 13.000	46	13,706,458.05	5.96	6.395	675	80.33
13.001 - 13.500	115	31,620,549.33	13.74	6.486	668	78.83
13.501 - 14.000	245	68,983,719.33	29.98	6.853	661	81.04
14.001 - 14.500	219	59,842,578.27	26.01	7.280	654	80.15
14.501 - 15.000	131	34,764,879.07	15.11	7.764	645	82.25
15.001 - 15.500	47	11,241,312.12	4.89	8.253	635	83.54
15.501 - 16.000	24	5,377,736.00	2.34	8.752	633	85.67
16.001 - 16.500	2	238,150.00	0.10	9.432	623	82.77

Total:	843	230,097,426.26	100.00	7.128	657	80.87

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	26	7,369,402.08	3.20	5.893	682	80.38
6.001 - 6.500	111	30,430,634.17	13.23	6.355	669	78.75
6.501 - 7.000	262	74,609,475.30	32.43	6.832	661	80.97
7.001 - 7.500	234	64,508,137.52	28.04	7.278	655	80.15
7.501 - 8.000	137	36,322,579.07	15.79	7.766	646	82.26
8.001 - 8.500	47	11,241,312.12	4.89	8.253	635	83.54
8.501 - 9.000	24	5,377,736.00	2.34	8.752	633	85.67
9.001 - 9.500	2	238,150.00	0.10	9.432	623	82.77

Total:	843	230,097,426.26	100.00	7.128	657	80.87

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.000	843	230,097,426.26	100.00	7.128	657	80.87

Total:	843	230,097,426.26	100.00	7.128	657	80.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Interest Only Loans

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	57	17,183,259.31	7.47	6.883	669	80.97
1.500	786	212,914,166.95	92.53	7.148	656	80.86

Total:	843	230,097,426.26	100.00	7.128	657	80.87

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	50	14,078,778.11	6.12	6.835	664	81.45
22 - 26	540	152,002,268.97	66.06	7.158	658	80.38
27 - 31	7	2,107,087.85	0.92	7.022	651	85.52
32 - 36	227	56,768,797.99	24.67	7.154	652	81.66
52 - 56	1	188,000.00	0.08	6.250	582	70.94
57 - 61	18	4,952,493.34	2.15	6.828	667	83.55

Total:	843	230,097,426.26	100.00	7.128	657	80.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey